UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

KENDLE INTERNATIONAL INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total Fee Paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

IMPORTANT REMINDER – MERGER VOTE

PLEASE VOTE YOUR PROXY TODAY

June 16, 2011

Dear Shareholder:

We have previously mailed you proxy materials in connection with the Special Meeting of Shareholders of Kendle International Inc., to be held on July 7, 2011. According to our latest records, we have not yet received your proxy for this important meeting. Your vote is important. Telephone and Internet voting are available for your convenience.

At the special meeting, shareholders are being asked to (i) consider and vote on a proposal to adopt the agreement and plan of merger, (ii) cast an advisory vote on the “golden parachute” compensation that may be received by the Company’s named executive officers in connection with the merger and consider and (iii) vote on a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to adopt the merger agreement.

Consummation of the merger agreement requires the affirmative vote of the holders of a majority of the shares of common stock outstanding and entitled to vote at the special meeting. Accordingly, please vote your proxy today without further delay.

THE LEADING PROXY ADVISORY FIRM RECOMMENDS

“FOR” PLAN OF MERGER

The leading independent proxy advisory firm, ISS Proxy Advisory Service, has published their analysis recommending FOR all proposals up for vote at the Special Meeting.

The Board of Directors recommends that you vote “FOR” approval of the proposal to adopt the merger agreement, “FOR” approval, on a non-binding, advisory basis, of the compensation that may be received by the Company’s named executive officers in connection with the merger and “FOR” approval of the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies.

If you have any questions or need assistance voting your proxy, please call D. F. King & Co., Inc., which is assisting us, toll-free at (800) 848-3416.

Thank you for voting and for your cooperation and continued support.

Sincerely,

Dr. Stephen A. Cutler, Ph.D
President and Chief Executive Officer

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the proposed transaction between Kendle and INC Research and the expected timing and completion of the transaction. Words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions are intended to identify forward-looking statements. Such statements are based upon the current beliefs and expectations of Kendle’s management and involve a number of significant risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Kendle and INC Research. Actual results may differ materially from the results anticipated in these forward-looking statements. There can be no assurance as to the timing of the closing of the transaction, or whether the transaction will close at all. The following factors, among others, could cause or contribute to such material differences: the ability to obtain the approval of the transaction by Kendle’s shareholders; the ability to obtain required regulatory approvals of the transaction or to satisfy other conditions to the transaction on the terms and expected timeframe or at all; transaction costs; economic conditions; a material adverse change in the business, assets, financial condition or results of operations of Kendle; and the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers or other business partners. Additional factors that could cause Kendle’s results to differ materially from those described in the forward-looking statements can be found in the periodic reports filed with the Securities and Exchange Commission and in the proxy statement Kendle intends to file with the Securities and Exchange Commission and mail to its shareholders with respect to the proposed transaction, which are or will be available at the Securities and Exchange Commission’s website (http://www.sec.gov) at no charge. Kendle assumes no responsibility to update any forward-looking statements as a result of new information or future developments except as expressly required by law.

Additional Information

This communication is being made in respect of the proposed merger transaction involving Kendle and INC Research. In connection with the proposed transaction, Kendle will file with the Securities and Exchange Commission a proxy statement and will mail the proxy statement to its shareholders. Shareholders are encouraged to read the proxy statement regarding the proposed transaction in its entirety when it becomes available, and before making any voting decision, as it will contain important information about the transaction. Shareholders will be able to obtain a free copy of the proxy statement (when available), as well as other filings made by Kendle regarding the Company, INC Research and the proposed transaction, without charge, at the Securities and Exchange Commission’s website (http://www.sec.gov). These materials also can be obtained, when available, without charge, by directing a request to Kendle at info@kendle.com.

Participants in the Solicitation

Kendle and its executive officers, directors and other persons may be deemed to be participants in the solicitation of proxies from Kendle’s shareholders with respect to the special meeting of shareholders that will be held to consider the proposed transaction. Information regarding the officers and directors of Kendle is included in its Annual Report on Form 10-K for the year ended Dec. 31, 2010, and the Company’s notice of Annual Meeting of Shareholders and Proxy Statement, which were filed with the Securities and Exchange Commission on March 16, 2011, and April 15, 2011, respectively. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of Kendle’s shareholders generally, will be contained in the proxy statement (when filed) and other relevant materials to be filed with the Securities and Exchange Commission in connection with the proposed transaction.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.